December 28, 2017

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re:	Calvert Management Series (the “Registrant”) (1933 Act File No. 002-69565) on behalf of Calvert Absolute Return Bond Fund and Calvert Responsible Municipal Income Fund (the “Funds”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a Prospectus dated April 13, 2017 as revised December 11, 2017 and a Prospectus dated May 1, 2016 as revised December 11, 2017. The purpose of the filing is to submit the 497(e) filing dated December 11, 2017 in XBRL for the Funds.

Please contact me at (617) 672-8055 if you have any questions or comments.

Very truly yours,

/s/ Deanna Foley

Deanna Foley